SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 9, 2001

MERCK & CO., Inc.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110

(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (908) 423-1000

Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit 99	Presentation to investors first presented on August 9, 2001	Filed with this document

Item 9. Regulation FD Disclosure

Incorporated by reference, and attached as Exhibit 99, is a presentation to investors first presented by the Registrant on August 9, 2001. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., Inc.

Date: August 9, 2001	By: /s/ Debra A. Bollwage
DEBRA A. BOLLWAGE Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99	Presentation to investors first presented on August 9, 2001